FORM 8-K.--CURRENT REPORT

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                    20549




                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        Date of Report: May 12, 1997


                   JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2
            (Exact name of registrant as specified in its charter)


             CALIFORNIA               0-16682                94-3032501
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


                         One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code (864) 239-1000


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 12, 1997, Johnstown/Consolidated Income Partners/2, a California limited partnership (the "Partnership"), sold its two-thirds undivided interest in the Florida #6 Mini-Warehouse, located in Lauderhill, Florida to an unaffiliated party, Shurgard Storage , Inc., a Delaware Corporation. The property was sold in an effort to maximize the Partnership's return on its investment. The Partnership's share of the cash paid for the Florida #6 Mini-Warehouse was $2,650,000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

The Partnership has requested copies of the closing documents from the purchaser for the sale of Florida #6 Mini-Warehouse but has not received these documents as of the date of this filing. The Partnership will file an amended 8-K to include these exhibits when they are received.




                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2


                         By:  ConCap Equities, Inc.
                              General Partner



                         By:  /s/ William H. Jarrard, Jr.
                              William H. Jarrard, Jr.
                              President



                         Date:  May 19, 1997